UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-21998
Old Mutual Absolute Return Institutional Fund, L.L.C.
(Exact name of registrant as specified in charter)

800 Westchester Avenue, S-618
Rye Brook, New York 10573
(Address of principal executive offices) (Zip code)
SEI Investments Distributors
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-266-2200
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
Old Mutual Absolute Return Institutional Fund, L.L.C.
Financial Statements
For the year ended March 31, 2011

Old Mutual Absolute Return Institutional Fund, L.L.C.
Table of Contents
For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission’s website at http://www.sec.gov.

Certified	Rothstein, Kass & Company, P.C.	Beverly Hills
Public	4 Becker Farm Road	Dallas
Accountants	Roseland, NJ 07068	Denver
	tel 973.994.6666	Grand Cayman
	fax 973.994.0337	Irvine
	www.rkco.com	New York
Roseland
San Francisco
Walnut Creek
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Managers and Members of
Old Mutual Absolute Return Institutional Fund, L.L.C.
We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Institutional Fund, L.L.C. (the “Fund”) as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Institutional Fund, L.L.C. as of March 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Roseland, New Jersey
May 26, 2011
An independent firm associated with AGN International Ltd

Old Mutual Absolute Return Institutional Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investment in Old Mutual Absolute Return Master Fund, L.L.C.	$4,063,444
Cash	27,231
Receivable from investment in Old Mutual Absolute Return Master Fund, L.L.C.	291,350
Receivable due from Adviser	60,601

Total assets	4,442,626

Liabilities
Redemption payable	284,746
Professional fees payable	34,261
Management fee payable	9,783
Payable to advisor	15,140
Administration fees payable	11,771
Board of Managers’ fees payable	3,750
Member Services fee payable	3,605
Other accrued expenses	1,814

Total liabilities	364,870

Net assets	$4,077,756

Members’ capital
Net capital	3,933,476
Accumulated net investment loss	(93,803)
Accumulated net realized gain allocated from Old Mutual Absolute Return Master Fund, L.L.C.	22,767
Net unrealized appreciation/depreciation on investments allocated from Old Mutual Absolute Return Master Fund, L.L.C.	215,316

Total members’ capital	$4,077,756

Net Asset Value Per Unit
(based on 38,274 Units issued and outstanding)	$106.54

The accompanying notes are an integral part of the financial statements.

2

Old Mutual Absolute Return Institutional Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Investment Income allocated from Old Mutual Absolute Return Master Fund, L.L.C.:
Interest	$138

Expenses allocated from Old Mutual Absolute Return Master Fund, L.L.C.:
Professional fees	18,411
Insurance fees	3,886
Due diligence fees	1,072
Board of Managers’ fees	617
Administration fee	411
Custody fee	144
Printing fees	110
Filing fees	82
Other expenses	366

Total Expenses allocated from Old Mutual Absolute Return Master Fund, L.L.C.	25,099

Fund Expenses:
Professional fees	82,721
Registration fees	35,830
Management fee	24,153
Administration fee	9,986
Member Services fee	9,683
Board of Managers’ fees	7,500
Printing fees	2,592
Custody fee	1,500
Filing fees	670
Insurance fees	163
Other expenses	1,092

Total Fund Expenses	175,890

Total expenses before reimbursement	200,989
Fund expenses reimbursed	(151,612)

Total Net Expenses	49,377

Net Investment Loss	(49,239)

Realized and unrealized gain (loss) on investments allocated from Old Mutual Absolute Return Master Fund, L.L.C.:
Net realized gain on investments in portfolio funds	28,971
Net change in unrealized appreciation/ depreciation on investments in portfolio funds	97,849

Net gain on investments	126,820

Net Increase in Members’ Capital Derived from Investment Activities	$77,581

The accompanying notes are an integral part of the financial statements.

3

Old Mutual Absolute Return Institutional Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the year	For the year
	ended	ended
	March 31, 2011	March 31, 2010
From Investment Activities:
Net investment loss*	$(49,239)	$(37,860)
Net realized gain (loss) on investments in Portfolio Funds	28,971	(22,903)
Net change in unrealized appreciation/ depreciation on investments in Portfolio Funds	97,849	124,280

Net increase in Members’ Capital derived from investment activities	77,581	63,517

Dividends and Distributions to Members:
Net investment income	(39,803)	(6,277)

Members’ Capital Transactions :
Proceeds from sales of Units	164,000	1,611,465
Net assets from reorganization*	2,113,516	—
Dividend reinvestment	39,803	6,277
Redemptions of Units	(53,828)	(49,174)

Total Members’ Capital Transactions	2,263,491	1,568,568

Net Increase in Members’ Capital:	2,301,269	1,625,808
Members’ Capital at Beginning of year	1,776,487	150,679

Members’ Capital at End of year	$4,077,756	$1,776,487

Accumulated net investment loss	$(93,803)	$(44,564)

*	Investment income less net expenses.

**	See Note 7 for further details.
The accompanying notes are an integral part of the financial statements.

4

Old Mutual Absolute Return Institutional Fund, L.L.C.
Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows From Operating Activities
Net increase in Members’ Capital derived from investment activities	$77,581
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to net cash used in operating activities:
Purchases of investment in Old Mutual Absolute Return Master Fund, L.L.C., at fair value	(164,000)
Proceeds from sales of investment in Old Mutual Absolute Return Master Fund, L.L.C.	94,281
Net realized gain on investments allocated from Master Fund	(28,971)
Net change in unrealized appreciation/depreciation on investments allocated from Master Fund	(97,849)
Net investment loss allocated from Master Fund	24,961
Changes in operating assets and liabilities:
Decrease in prepaid fees	217
Increase in receivable from Old Mutual Absolute Return Master Fund, L.L.C.	(6,000)
Increase in receivable due from Adviser	(22,430)
Increase in management fee payable	384
Increase in administration fee payable	747
Decrease in professional fees payable	(15,526)
Increase in Member Services fee payable	154
Increase in payable due to Adviser	13,865
Decrease in other accrued expenses	(32)

Net cash used in operating activities	(122,618)

Cash Flows from Financing Activities
Proceeds from the sales of Units	164,000
Cash received from reorganization*	18,608
Redemption of Units, net of change in redemptions payable	(53,684)

Net cash provided by financing activities	128,924

Net change in cash	6,306
Cash, beginning of year	20,925

Cash, end of year	$27,231

Supplemental schedule of non-cash financing activities:
Redemptions payable	$284,746

Non-cash contributions received from reorganization:
Investments in Master	$2,110,088
Receivables from Master	283,350
Due from adviser	20,816
Redemptions payable	(283,128)
Management fee payable	(5,733)
Payable to Adviser	(768)
Other liabilities	(29,717)

*	See Note 7 for further details.
The accompanying notes are an integral part of the financial statements.

5

Old Mutual Absolute Return Institutional Fund, L.L.C.
Financial Highlights

	For the year	For the year	For the year		For the year	October 13, 2006*
	ended	ended	ended		ended	to
	March 31, 2011	March 31, 2010	March 31, 2009		March 31, 2008	March 31, 2007

Per Unit Operating Performance
Net asset value, beginning of year / Issuance price	$104.47	$101.00	$100.00	(4)
Income (loss) from investment operations:
Net investment loss	(2.67)	(2.23)	(0.62)	(4)	N/A	N/A
Net gain on investments	6.88	6.06	1.62	(4)

Total from investment operations	4.21	3.83	1.00	(4)

Dividends from net investment income	(2.14)	(0.36)	—

Net asset value, end of year	$106.54	$104.47	$101.00	(4)

Total Return	4.05%	3.79%	(3.05)%	(5)	5.89%	—%

Net assets, end of period (in 000’s)	$4,078	$1,776	$151		$209	$100

Ratio to average members’ capital:
Expenses, before waivers and reimbursements (1)	10.34%	10.88%	91.39%		142.31%	83.60%	(2)
Expenses, net of waivers and reimbursements (1)	2.55%	2.55%	2.55%		2.55%	0.00%	(2)
Net investment loss, before waivers and reimbursements	(10.33)%	(10.86)%	(91.07)%		(142.06)%	(83.60) %	(2)
Net investment loss, net of waivers and reimbursements	(2.54)%	(2.53)%	(2.23)%		(2.30)%	0.00%	(2)

Portfolio turnover rate (3)	37.47%	35.03%	52.98%		25.01%	—%

*	Date of formation, prior to commencement of operations.

(1)	Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

(2)	Annualized.

(3)	Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the year.

(4)	For the period January 1, 2009 through March 31, 2009. See Note 6 to the financial statements for additional information.

(5)	Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund’s change to unit structure during the year. See Note 6 to the financial statements for additional information.
Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions. The total return ratios for the year ended March 31, 2011 were calculated before the reorganization with Old Mutual Emerging Managers Institutional Fund, L.L.C.
The accompanying notes are an integral part of the financial statements.

6

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements
March 31, 2011
1. Organization
Old Mutual Absolute Return Institutional Fund, L.L.C. (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.
Investors who purchase units of limited liability company interests in the Fund (“Units”) and are admitted to the Fund by its Board of Managers (the “Board”), will become members of the Fund (“Members”).
The Fund employs a “fund of funds” investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the “1933 Act”).
The Fund’s investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the “Master Fund”), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a “master/feeder fund” arrangement.
In December 2010, the Board of Managers of the Fund approved the reorganization of Old Mutual Emerging Managers Institutional Fund, L.L.C. (“EMIF”) into the Fund. The reorganization occurred as of March 31, 2011, at which time members of EMIF were issued their pro-rata share of interests of the Fund. See Note 7 for further details.
2. Summary of Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

7

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.
B. Valuation of Investment in Old Mutual Absolute Return Master Fund, L.L.C.
Disclosures on Fair Value Measurements by the Master Fund are included in Note 2 of the Master Fund’s financial statements.
The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2011, was 10.2%.
C. Income Taxes
The Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (the “Tax Transition”). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund’s tax treatment. The Fund’s tax reporting to Members are made on IRS Form 1099.

8

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof. Management of the Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.
As of and during the year ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2011, the Fund did not incur any significant interest or penalties.
The Fund files an income tax return in the U.S. federal jurisdiction, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning and the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws.
D. Distribution Policy
Because the Fund’s tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.
Dividends and distributions are taxable to Members whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained).
The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s or the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. Distributions to Members are recorded on the ex-dividend date.

9

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (concluded)
E. Cash
The Fund maintains a bank account in Pennsylvania. At times, the Fund’s cash balances exceed the insured amount under the Federal Deposit Insurance Corporation (“FDIC”). The FDIC increased its limit to $250,000. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.
F. Income and Expense Recognition
The Fund records its proportionate share of the Master Fund’s investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses
3. Related Party Transactions and Other
A. Related Party Transactions
Larch Lane Advisors LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. (“OMUSH”), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.
In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.25% of the Fund’s net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.
The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Old Mutual Investment Partners (the “Distributor”), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services (“Member Services”) to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

10

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other (continued)
As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the “Member Servicing Fee”). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.
The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.
B. Other
Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the “Administrator”), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.
In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund is subject to a minimum fee of $120,000. The fee is allocated among the Fund and Old Mutual Absolute Return Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

11

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other (concluded)
SEI Private Trust Company (the “Custodian”) serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund’s net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.
The Fund is managed by the Board and each member of the Board who is not an “interested manager” of the Fund, as defined by the 1940 Act (the “Independent Managers”), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.
4. Fund Expenses
In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.
The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

12

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
4. Fund Expenses (concluded)
Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund’s capital account.
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of March 31, 2011, the amount of the carryforward is $432,983 which includes $156,213, $125,158 and $151,612 from the fiscal years ended March 31, 2009, March 31, 2010 and March 31, 2011, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.
The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $60,601.
5.	Borrowings
The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2011.
6. Capital Accounts and Allocations
Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members.

13

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
6.	Capital Accounts and Allocations (concluded)
On October 16, 2008, the Fund’s Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,492 units of limited liability company interests in the Fund (“Units”) were issued at an initial price of $100 per Unit.
Units are offered at the Fund’s net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.
The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.
7. Reorganization
On March 31, 2011, EMF was reorganized into the Fund. Capital of $2,113,516, which was comprised of investments in Master, cash, receivables and other assets and liabilities, was provided to the Fund in exchange for members’ interests in the Fund. As a result of the reorganization, the Fund issued 19,837 Units. EMF and the Fund are both managed by the Adviser.
8. Subscriptions and Redemptions of Units
Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.
Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.
The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

14

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
8. Subscriptions and Redemptions of Units (continued)
The Unit transactions for the years ended March 31, 2011 and March 31, 2010, are as follow:

For the Year Ended March 31, 2011		For the Year Ended March 31, 2010
Units outstanding at April 1, 2009	17,005	Units outstanding at April 1, 2009	1,492
Units issued during the year	1,570	Units issued during the year	27,992
Units from reorganization	19,838	Dividend reinvestment	62
Dividend reinvestment	376	Units redeemed during the year	(12,541)

Units redeemed during the year	(515)	Units outstanding at March 31, 2010	17,005

Units outstanding at March 31, 2010	38,274

9. Tax Matters and Distributions
On December 28, 2009, a dividend of $1.20 per unit was declared. The dividend was paid on December 30, 2009 to Members of record on December 29, 2009. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2011, has been determined to be a return of capital.
The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:

Ordinary	L/T	Unrealized
loss	gain(loss)	Appreciation

$ —	$ —	$ —
On December 28, 2010, a dividend of $5.56 per unit was declared. The dividend was paid on December 29, 2010 to Members of record on December 27, 2010. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2011, has been determined to be a return of capital.
The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2010:

Ordinary	L/T	Unrealized
loss	gain(loss)	Appreciation

$ —	$ —	$ —

15

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
9. Tax Matters and Distributions (concluded)
The estimated income tax basis of the Fund’s investment in the Master Fund as of December 31, 2009 and December 31, 2010 was as follows:

	Cost of	Unrealized		Cost of	Unrealized
	Investment	Appreciation		Investment	Appreciation
2009	$1,806,000	$9,000	2010	$4,379,900	$125,000
The estimated tax basis as of December 31, 2010 includes the income tax basis of the Old Mutual Emerging Managers Institutional Fund L.L.C.’s investment in Old Mutual Emerging Managers Master Fund, L.L.C.
The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.
The reclassification as shown in the following table has been made in the Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences as of December 31, 2010. Additional adjustments may be required in subsequent reporting periods. This reclassification which has no impact on the net asset value of the Fund is primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under federal tax rules versus GAAP.

Increase in
accumulated net	Decrease in
investment loss	Net capital
$39,803	$(39,803)
10. Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

Old Mutual Absolute Return Institutional Fund, L.L.C.
Notes to Financial Statements (concluded)
11. Subsequent Events
Effective April 1, 2011, the member servicing fee was reduced from 0.50% to 0.25% and the overall expense limitation of the Fund will be reduced from 2.55% to 1.90%.
Effective April 1, 2011 the Fund changed its name to Larch Lane Multi Strategy Institutional Fund, L.L.C.
On May 26, 2011, the Board determined, consistent with the best interests of the Fund and its Members, to authorize the Fund’s officers to pursue a liquidation of the Fund. As a result of this authorization, the Fund has: (i) ceased offering, and is not accepting any purchases of Units, (ii) terminated and withdrew the offer to repurchase Units that had commenced on April 6, 2011 and (iii) ceased to make any further offers to repurchase Units. Members will receive a further notification of the Fund’s expected liquidation schedule.

17

Old Mutual Absolute Return Institutional Fund, L.L.C.
Board of Managers and Officers of the Fund (unaudited)

			NUMBER
			OF FUNDS
			IN FUND
	TERM OF		COMPLEX
NAME, AGE, AND	OFFICE*AND		OVERSEEN	PRESENT OR PAST (WITHIN 5 YEARS)
POSITION WITH THE	LENGTH OF	PRINCIPAL OCCUPATION	BY	OTHER DIRECTORSHIPS HELD BY
FUND	TIME SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
Disinterested Managers

Gerald Hellerman Year of Birth: 1937 Manager	Indefinite/Since October 2006	Principal, Hellerman Associates (financial and corporate consulting), 1993 — present; Chief Compliance Officer and Chief Financial Officer, The Mexico Equity and Income Fund, Inc., June 2001 — present; Chief Compliance Officer and Chief Financial Officer, Special Opportunities Fund, Inc., August 2009 — present; President, Innovative Clinical Solutions, May 2002 — 2008.	6	Director, The Mexico Equity and Income Fund, Inc., June 2001 — present; Director and Audit- Chair, MVC Capital Inc., March 2003 — present; Director, Brantley Capital, March 2003 — March 2006 and March 2007 — present; Director, Special Opportunities Fund, Inc., August 2009 — present; Director, Innovative Clinical Solutions, May 2002 — 2008; Director and Audit-Chair, AirNet Systems, July 2005 — May 2008; Director, FNC Realty, May 2002 — 2007; Director, Element Long/Short Equity,
				May 2005 — November 2005.

Paul D. Malek Year of Birth: 1967 Manager	Indefinite/Since October 2006	General Counsel, Stonehill Capital Management LLC, April 2009 -present; General Counsel, Latigo Partners, LP (hedge fund), February 2006 — March 2009; Associate, Milbank, Tweed, Hadley & McCloy LLP, May 2001 — January 2006.	6	None

George W. Morriss Year of Birth: 1947 Manager	Indefinite/Since October 2006	Retired	6	Trustee/Director, open-end and closed-end funds in Neuberger Berman Fund Complex, February 2007 — present; Advisory Director, Berkshire Capital Securities, August 2006 — February 2007 and July 2009 — present; Director, Lehman Brothers First Trust Income Opportunity Fund, July 2003 — April 2006; Trustee, Element Long/Short Funds, March 2005 — September 2005.

Interested Manager

Matthew Appelstein ** Year of Birth: 1961 Manager, President and Chief Executive Officer	Indefinite/Since April 2008	Executive Vice President/Head of Global Sales and Marketing, Old Mutual (US) Holdings Inc., October 2008 — present; Senior Vice President, Old Mutual (US) Holdings Inc., October 2006 — October 2008; Vice President, Old Mutual (US) Holdings, Inc., December 2003 — October 2006.	6	Trustee, TS&W/Claymore Tax-Advantage Balanced Fund, November 2004 — present; Trustee, Old Mutual/Claymore Long-Short Fund, April 2005 — present; Director, Old Mutual Global Funds plc, May 2008 — present; Trustee, Old Mutual Investment Partners, August 2009 — present; Manager, Director, Old Mutual Asset Management International, Ltd., November 2009 — present.

NAME, AGE, AND POSITION WITH THE	TERM OF OFFICE*AND LENGTH
FUND	OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers

Ross Weissman Year of Birth: 1970 Treasurer and Chief Financial Officer	Indefinite/Since October 2006	Chief Financial Officer, Larch Lane Advisors LLC, 2005 — present; Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999 - 2005.

Stephen A. McShea Year of Birth: 1971 Chief Compliance Officer	Indefinite/Since September 2009	Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC, June 2009 — present; Associate, Dechert LLP, May 2004 — February 2009.
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

*	Officer of the Fund until such time as his or her successor is duly elected and qualified.

**	Mr. Appelstein is a Manager who may be deemed an “interested person” of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

18

Old Mutual Absolute Return Master Fund, L.L.C.
Financial Statements
For the year ended March 31, 2011

Old Mutual Absolute Return Master Fund, L.L.C.
Table of Contents
Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Members’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9
Board of Managers and Officers of the Fund (unaudited)	26
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission’s website at http://www.sec.gov.

Certified	Rothstein, Kass & Company, P.C.	Beverly Hills
Public	4 Becker Farm Road	Dallas
Accountants	Roseland, NJ 07068	Denver
	tel 973.994.6666	Grand Cayman
	fax 973.994.0337	Irvine
	www.rkco.com	New York
Roseland
San Francisco
Walnut Creek
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Managers and Members of
Old Mutual Absolute Return Master Fund, L.L.C.
We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Master Fund, L.L.C. (the “Master Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Roseland, New Jersey
May 26, 2011
An independent firm associated with AGN International Ltd

Old Mutual Absolute Return Master Fund, L.L.C.
Schedule of Investments
March 31, 2011
Investment Strategies as a Percentage of Total Investments in Portfolio Funds

			% of
		Fair	Members’		Notice
Portfolio Fund	Cost	Value	Capital(1)	Liquidity(2)	Period	Lock-Up(6)

Directional:
COMAC Global Macro Fund, Ltd. (Shares: 6,019.880)	$1,850,318	$1,944,494	4.90%	Monthly	60	None
Edgestream Nais Fund, Ltd. (Shares: 911.935)	1,551,486	1,591,922	4.01%	Quarterly	14	None
OEI Mac, Inc.	700,000	728,633	1.84%	Monthly	7	None
Remington Investment Strategies, L.P.	650,000	769,555	1.94%	Quarterly (3)	60	None
Tudor BVI Global Fund, Ltd.	803,973	935,635	2.36%	Quarterly	60	None

Total Directional	5,555,777	5,970,239	15.05%

Equity Strategies:
Atlas Fundamental Trading Fund, L.P.	550,000	598,510	1.51%	Quarterly	45	None
Bluefin Investors, L.P.	1,295,918	1,348,034	3.40%	Quarterly	35	None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.	44,573	47,965	0.12%	Quarterly	180	None
Cobalt Partners, L.P.	925,000	1,014,726	2.56%	Semi-annually	60	Aug. 31, 2011
Corsair Select, L.P.	646,161	646,161	1.63%	Quarterly (4)	75	Apr. 30, 2011 / Aug. 31, 2011
Expo Health Sciences Fund, L.P.	1,906,709	2,088,556	5.26%	Quarterly	30	None
GEM Realty Securities, L.P. — Class A	375,000	453,099	1.14%	Annually	60	None
GEM Realty Securities, L.P. — Class B	475,000	565,082	1.42%	Quarterly	60	None
Iridian Opportunity Fund, L.P.	1,554,458	1,556,260	3.92%	Monthly	30	None
JANA Partners Qualified, L.P.	358,705	440,722	1.11%	Quarterly	60	None (7)
JANA Piranha Fund, L.P.	44,649	25,280	0.06%	N/A	N/A	Side Pocket (8)
JAT Capital Domestic Fund, L.P.	92,908	119,627	0.30%	Quarterly	45	None
Riley Paterson Asian Opportunities Fund	1,158,438	1,131,177	2.85%	Monthly	30	None
Tree Capital Equity Fund I, L.P.	500,000	492,035	1.24%	Monthly	60	None
Turner Long/Short Equity, L.P.	101,581	106,582	0.27%	Quarterly	45	None
Two Sigma Spectrum U.S. Fund, L.P.	1,225,000	1,704,009	4.29%	Quarterly	55	None

Total Equity Strategies	11,254,100	12,337,825	31.08%

Old Mutual Absolute Return Master Fund, L.L.C.
Schedule of Investments (concluded)
March 31, 2011

			% of
		Fair	Members'		Notice
Portfolio Fund	Cost	Value	Capital(1)	Liquidity(2)	Period	Lock-Up(6)

Event Driven:
Atwater Capital Partners, L.P.	$1,035,536	$1,105,702	2.79%	Quarterly	45	None
GCA Credit Opportunities Fund LLC	1,822,011	2,123,813	5.34%	Quarterly	60	None
GoldenTree Partners, L.P.	197,509	219,074	0.55%	N/A	N/A	Side Pocket (8)
Greywolf Capital Partners II, L.P.	16,960	14,117	0.04%	N/A	N/A	Side Pocket (8)
Hylas Capital Partners, L.P.	250,000	309,207	0.78%	Quarterly	60	None
Kingdon Credit Partners, L.P.	1,136,012	1,230,936	3.10%	Quarterly	90	None
Octavian Global Fund, L.P.	44,375	44,375	0.11%	N/A	N/A	Side Pocket (8)
RoundKeep Global Fund, L.P.	1,505,957	1,527,716	3.85%	Quarterly	65	None
Southpaw Credit Opportunity Partners, L.P.	775,000	969,260	2.44%	Quarterly	60	None
Stone Lion Fund, L.P.	1,274,827	1,342,491	3.38%	Quarterly	90	None

Total Event Driven	8,058,187	8,886,691	22.38%

Opportunistic:
D.E. Shaw Composite Fund, LLC	46,770	40,095	0.10%	N/A	N/A	Side Pocket (8)
Everest Capital Global, L.P.	525,000	569,935	1.44%	Quarterly	60	None (9)
Manikay Onshore Fund, L.P.	1,461,551	1,501,303	3.78%	Quarterly	65	None
Perry Partners, L.P.	1,000,000	1,213,547	3.06%	Quarterly	90	None
Wexford Spectrum Fund, L.P.	935,000	1,053,380	2.65%	Quarterly	90	None

Total Opportunistic	3,968,321	4,378,260	11.03%

Protection Strategy:
Nisswa Tail Hedge Fund, L.P.	325,000	281,642	0.71%	Monthly	30	None

Total Protection Strategy	325,000	281,642	0.71%

Total Portfolio Funds	29,161,385	31,854,657	80.25%

Cash Equivalent:
SDIT Prime Obligation Fund, Class A, 0.100% (5)	2,589,529	2,589,529	6.52%	Daily	None	None

Total Cash Equivalent	2,589,529	2,589,529	6.52%

Total Investments	$31,750,914	$34,444,186	86.77%

(1)	Percentages are based on Members’ Capital at March 31, 2011 of $39,697,158.

(2)	Liquidity terms shown apply after lock-up provisions. Redemption fees may apply. Please see Note 11.L. of the Notes to the Financial Statements.

(3)	25% can be redeemed on January 31, April 30, July 31 and October 31.

(4)	25% can be redeemed on March 31, June 30, September 30. Full redemptions permitted on December 31.

(5)	The rate shown is the 7-day effective yield as of March 31, 2011.

(6)	Represents the expiration date(s) of any applicable lock-up provisions.

(7)	Less than 6% of the investment has been deemed a side pocket investment.

(8)	Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see Note 11.L. of the Notes to the Financial Statements.

(9)	No more than 50% can be redeemed in any quarter.
The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $29,161,385)	$31,854,657
Cash equivalent, at fair value (cost $2,589,529)	2,589,529
Receivable for investments sold	4,878,227
Fund investments made in advance	1,900,000
Prepaid insurance fees	5,684
Interest receivable	325

Total assets	41,228,422

Liabilities
Redemption payable	1,418,300
Professional fees payable	97,977
Payable to Adviser	5,707
Administration fees payable	4,166
Board of Managers’ fees payable	3,750
Other accrued expenses	1,364

Total liabilities	1,531,264

Net assets	$39,697,158

Members’ capital
Net capital	$36,307,115
Accumulated net investment loss	(1,097,535)
Accumulated net realized gain on Portfolio Funds	1,794,306
Net unrealized appreciation/depreciation on investments in Portfolio Funds	2,693,272

Total members’ capital	$39,697,158

The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Investment Income:
Interest	$1,673

Expenses:
Professional fees	225,766
Insurance fees	47,833
Due diligence fees	12,702
Board of Managers’ fees	7,500
Administration fee	5,000
Custody fee	1,760
Printing fees	1,334
Filing fees	1,016
Other expenses	4,622

Total expenses	307,533

Net Investment Loss	(305,860)

Net realized and unrealized gain (loss) on investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds	339,495
Net change in unrealized appreciation/ depreciation on investments in Portfolio Funds	1,223,114

Net realized and unrealized gain on investments in Portfolio Funds	1,562,609

Net Increase in Members’ Capital Derived from Investment Activities	$1,256,749

The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the year	For the year
	ended	ended
	March 31, 2011	March 31, 2010
From Investment Activities:
Net investment loss*	$(305,860)	$(263,779)
Net realized gain (loss) on investments in Portfolio Funds	339,495	(296,091)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	1,223,114	1,555,403

Net increase in Members’ Capital derived from investment activities	1,256,749	995,533

Members’ Capital Transactions:
Proceeds from sales of Interests	4,479,887	5,958,900
Net assets from reorganization**	15,704,170	—
Redemptions of Interests	(3,127,632)	(1,536,000)

Total Members’ Capital Transactions	17,056,425	4,422,900

Net Increase in Members’ Capital:	18,313,174	5,418,433
Members’ Capital at Beginning of year	21,383,984	15,965,551

Members’ Capital at End of year	$39,697,158	$21,383,984

Accumulated net investment loss	$(1,097,535)	$(791,675)

*	Investment income less net expenses.

**	See Note 9 for further details.
The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows From Operating Activities
Net increase in Members’ Capital derived from investment activities	$1,256,749
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to net cash used in operating activities:
Purchases of Portfolio Funds, at fair value	(8,195,095)
Proceeds from sales of Portfolio Funds	8,475,803
Net realized gain on investments in Portfolio Funds	(339,495)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(1,223,114)
Changes in operating assets and liabilities:
Increase in receivable for investments sold	(1,542,305)
Increase in prepaid insurance fees	(4,040)
Increase in interest receivable	(60)
Increase in Fund investments made in advance	(825,000)
Increase in payable to Adviser	508
Increase in professional fees payable	19,466
Increase in administration fees payable	833
Increase in other accrued expenses	342

Net cash used in operating activities	(2,375,408)

Cash Flows from Financing Activities
Proceeds from sale of Interests	4,479,887
Cash received from reorganization*	2,219,005
Redemption of Interests, net of change in redemption payable	(2,466,632)

Net cash provided by financing activities	4,232,260

Net increase in cash equivalents	1,856,852
Cash equivalents, beginning of year	732,677

Cash equivalents, end of year	$2,589,529

Supplemental Schedule of Non-Cash Financing Activities
Redemption payable	$1,418,300

Non-cash contributions received from reorganization*:
Investments in Portfolio Funds	$10,911,442
Receivables for investments sold	3,040,625
Other assets	1,806
Redemptions payable	(445,300)
Payable to Adviser	(768)
Other liabilities	(22,640)

*	See Note 9 for further details.
The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Financial Highlights

	For the	For the	For the	For the	November 1, 2006*
	year ended	year ended	year ended	year ended	to
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007
Total Return	5.37%	5.05%	(1.73)%	8.83%	3.95	% (1)

Net assets, end of period (in 000’s)	$39,697	$21,384	$15,966	$12,957	$11,017

Ratio to average members’ capital:

Expenses (2)	1.30%	1.45%	0.98%	2.86%	2.93	% (3)

Net investment loss	(1.30)%	(1.43)%	(0.68)%	(2.56)%	(2.52)	% (3)

Portfolio turnover rate (5)	37.47%	35.03%	52.98%	25.01%	2.52	% (4)

*	Commencement of operations.

(1)	Total return is for the period indicated and has not been annualized.

(2)	Expenses of Portfolio Funds are not included in the expense ratio.

(3)	Annualized.

(4)	Not annualized.

(5)	Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.
Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions. The total return and ratios for the year ended March 31, 2011 were calculated before the reorganization with Old Mutual Emerging Managers Master Fund L.L.C.
The accompanying notes are an integral part of the financial statements.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements
March 31, 2011
1. Organization
Old Mutual Absolute Return Master Fund, L.L.C. (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) with the United States Securities and Exchange Commission (“SEC”), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the “Feeder Fund”) and Old Mutual Absolute Return Institutional Fund, L.L.C. (the “Institutional Feeder Fund”), (collectively, the “Feeders” or “Members”), invest substantially all of their assets. As of March 31, 2011, the Feeder Fund’s investment in the Fund represented 89.8% of Members’ Capital and the Institutional Feeder Fund’s investment in the Fund represented 10.2% of Members’ Capital.
The Fund employs a “fund of funds” investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders (“Interests”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.
The Fund’s investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.
In December 2010, the Board of Managers of the Fund approved the merger of Old Mutual Emerging Managers Master Fund, L.L.C. (“EMMF”) into the Fund. The reorganization occurred as of March 31, 2011, at which time members of EMMF were issued their pro-rata share of interests of the Fund. See Note 9 for further details.
2. Summary of Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.
B. Valuation of Portfolio Investments at Fair Value and Investment Transactions
GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).
The three levels of the fair value hierarchy under GAAP are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund’s Board of Managers (the “Board”). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.
The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund’s Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund’s interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.
Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.
Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.
As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2011:

	Level 1 —
	Quoted Prices	Level 2 —
	in Active	Significant	Level 3 —
	Markets for	Other	Significant
	Identical	Observable	Unobservable		Total as of
Assets (at fair value)	Assets	Inputs	Inputs		March 31, 2011
Investments in Portfolio Funds	$—	$31,438,721	$415,936	*	$31,854,657
Cash Equivalent	2,589,529	—	—		2,589,529

Total	$2,589,529	$31,438,721	$415,936		$34,444,186

*	Level 3 investments consist of the following Portfolio Funds: Cedar Hill Onshore Mortgage Opportunity Fund, L.P, JANA Piranha Fund, L.P., GoldenTree Partners, L.P., Greywolf Capital Partners II, L.P., the side pocket portion equal to $25,030 of Jana Partners Qualified LP and Octavian Global Fund, LP and D.E. Shaw Composite Fund, LLC.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Beginning	Realized and				Ending
Balance as of	unrealized	Net purchase/	Transfer in		Balance as of
April 1, 2010	gains/(losses)	sales	from merger	Transfer in/out	March 31, 2011
$1,441,454	$(8,672)	$(800,275)	$202,546	$(419,117)	$415,936

Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2011 for investments still held at March 31, 2011 of $(29,863) is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.
There were no transfers during the year ended March 31, 2011, between Level 1 and Level 2. For the year ended March 31, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Of the Level 2 investments presented above, some equity investments were considered level 3 investments at the beginning of the year. The primary reasons for changes in the classifications between levels 2 and 3 are changes to the liquidity of the Fund’s Portfolio Investments or changes to underlying portfolio leveling of such Portfolio Investments. The dollar amounts of such transfers are disclosed in the table above.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
C. Income Taxes
Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a “facts and circumstances” test, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Fund’s taxable income or loss.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof. Management of the Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.
As of and during the year ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2011, the Fund did not incur any significant interest or penalties.
The Fund files an income tax return in the U.S. federal jurisdiction, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning and the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws.
The aggregate income tax basis of investments was approximately $29,705,000. Net unrealized appreciation on investments for income tax purposes was approximately $2,150,000, consisting of $2,616,000 of gross unrealized appreciation and $(466,000) of gross unrealized depreciation.
D. Distributions from Portfolio Funds
Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (concluded)
E. Cash Equivalent
As of March 31, 2011, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).
F. Accounting Pronouncements Recently Issued or Adopted
In May 2011, the “FASB” issued ASU 2011-04, Fair Value Measurement and Disclosure (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in this Update explain how to measure fair value and consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. They do not require additional fair value measurements and are not intended to establish valuation standards or affect valuation practices outside of financial reporting. The amendments include requirements specific to measuring the fair value of those instruments, such as equity interests issued as consideration in a business combination. Those amendments are consistent with the requirements for measuring the fair value of liabilities and specify that a reporting entity should measure the fair value of its own equity instrument from the perspective of a market participant that holds that instrument as an asset. The amendments in this Update clarify that the application of premiums and discounts in a fair value measurement is related to the unit of account for the asset or liability being measured at fair value. The amendments expand the disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy: (1) The valuation processes used by the reporting entity (2) The sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. The amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. At this time the Fund is evaluating the implications of the amendments to ASC 820 and the impact on the financial statements.
3. Related Party Transactions and Other
A. Related Party Transactions
Larch Lane Advisors LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. (“OMUSH”), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $5,707.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other (concluded)
Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.
The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.
B. Other
Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the “Administrator”), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.
In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund’s net assets, subject to a minimum annual fee of $5,000.
SEI Private Trust Company (the “Custodian”) serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund’s net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.
The Fund is managed by the Board of Managers (the “Board”) and each member of the Board who is not an “interested manager” of the Fund, as defined by the 1940 Act (the “Independent Managers”), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
4. Fund Expenses
The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.
The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.
5. Borrowings
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2011.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
6. Capital Accounts and Allocations
The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members.
A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.
7. Subscriptions and Redemptions of Interests
The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.
No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.
8. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund’s risk of loss in the Portfolio Funds is limited to the value of the Fund’s Investment.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
9. Reorganization
On March 31, 2011, EMMF was reorganized into the Fund. Capital of $15,704,170, which was comprised of investments, cash, receivables and other assets and liabilities, was provided to the Fund in exchange for members’ interests in the Fund. The investments were transferred in at fair value and therefore there was no unrealized appreciation or depreciation on these investments at March 31, 2011. EMMF and the Fund are both managed by the Adviser.
10. Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
11. Risk and Uncertainties
The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.
The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:
A. Short Sales
Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
11. Risk and Uncertainties (continued)
B. Swap Agreements
A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or “notional” amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.
C. Options
The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.
D. Futures Contracts
The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount (“initial margin”) equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
11. Risk and Uncertainties (continued)
E. Leverage Transactions
In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners’ capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners’ capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.
F. Forward Foreign Currency Contracts
The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.
G. Repurchase Agreements
Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
11. Risk and Uncertainties (continued)
H. Reverse Repurchase Agreements
Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund’s investment portfolio.
I. Lending Portfolio Securities
Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account’s total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.
J. When-Issued and Forward Commitment Securities
Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
11. Risk and Uncertainties (continued)
K. Restricted and Illiquid Investments
Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., “side pockets” or “special investment accounts”). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.
L. Liquidity
The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.
Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.
M. Credit Risk
The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
11. Risk and Uncertainties (continued)
N. Interest Rate Risk
A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.
12. Investment Transactions
For the year ended March 31, 2011, the Fund made investments in Portfolio Funds in the amount of $8,195,095 and redeemed investments in Portfolio Funds in the amount of 8,475,801.
13. Investments
As of March 31, 2011, the Fund had investments in thirty-six Portfolio Funds, none of which are related parties.
The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
13. Investments (continued)
Portfolio Funds’ Investment Strategies:
Directional
Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors (“CTA”). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.
Equity Strategies
Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.
Event Driven
Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the “event” internally.
Opportunistic
Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

Old Mutual Absolute Return Master Fund, L.L.C.
Notes to Financial Statements (continued)
13. Investments (continued)
Protection Strategies
Protection Strategies are designed to provide a positive rate of return during times of market stress. These strategies often take the form of being short traditional asset classes, such as equities or fixed income. These strategies could also feature a long volatility component or other positions designed to profit during market declines. Protection Strategies are not expected to be profitable during positive markets.
14. Subsequent Events
Effective April 1, 2011, the Fund made investments in Portfolio Funds in the amount of $2,900,000 (of which $1,900,000 is included in Fund investments made in advance in the statement of Assets and Liabilities).
Effective April 1, 2011 the Fund changed its name to Larch Lane Multi Strategy Master Fund, L.L.C.
In May 2011, the Fund received $500,000 from two of its underlying investments which were sold at April 30, 2011.
On May 26, 2011, the Board determined, consistent with the best interests of the Fund and its Members, to authorize the Fund’s officers to pursue a liquidation of the Fund. As a result of this authorization, the Fund has: (i) ceased offering, and is not accepting any purchases of Units, (ii) terminated and withdrew the offer to repurchase Units that had commenced on April 6, 2011 and (iii) ceased to make any further offers to repurchase Units. Members will receive a further notification of the Fund’s expected liquidation schedule.

Old Mutual Absolute Return Master Fund, L.L.C.
Board of Managers and Officers of the Fund (unaudited)

			NUMBER
			OF FUNDS
			IN FUND
	TERM OF		COMPLEX
NAME, AGE, AND	OFFICE*AND		OVERSEEN	PRESENT OR PAST (WITHIN 5 YEARS)
POSITION WITH THE	LENGTH OF	PRINCIPAL OCCUPATION	BY	OTHER DIRECTORSHIPS HELD BY
FUND	TIME SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
		Disinterested Managers

Gerald Hellerman Year of Birth: 1937 Manager	Indefinite/Since October 2006	Principal, Hellerman Associates (financial and corporate consulting), 1993 — present; Chief Compliance Officer and Chief Financial Officer, The Mexico Equity and Income Fund, Inc., June 2001 - present; Chief Compliance Officer and Chief Financial Officer, Special Opportunities Fund, Inc., August 2009 - present; President, Innovative Clinical Solutions, May 2002 — 2008.	6	Director, The Mexico Equity and Income Fund, Inc., June 2001 — present; Director and Audit- Chair, MVC Capital Inc., March 2003 — present; Director, Brantley Capital, March 2003 — March 2006 and March 2007 — present; Director, Special Opportunities Fund, Inc., August 2009 — present; Director, Innovative Clinical Solutions, May 2002 - 2008; Director and Audit-Chair, AirNet Systems, July 2005 — May 2008; Director, FNC Realty, May 2002 — 2007; Director, Element Long/Short Equity, May 2005 — November 2005.

Paul D. Malek Year of Birth: 1967 Manager	Indefinite/Since October 2006	General Counsel, Stonehill Capital Management LLC, April 2009 -present; General Counsel, Latigo Partners, LP (hedge fund), February 2006 — March 2009; Associate, Milbank, Tweed, Hadley & McCloy LLP, May 2001 - January 2006.	6	None

George W. Morriss Year of Birth: 1947 Manager	Indefinite/Since October 2006	Retired	6	Trustee/Director, open-end and closed-end funds in Neuberger Berman Fund Complex, February 2007 — present; Advisory Director, Berkshire Capital Securities, August 2006 — February 2007 and July 2009 — present; Director, Lehman Brothers First Trust Income Opportunity Fund, July 2003 — April 2006; Trustee, Element Long/Short Funds, March 2005 — September 2005.

		Interested Manager

Matthew Appelstein ** Year of Birth: 1961 Manager, President and Chief Executive Officer	Indefinite/Since April 2008	Executive Vice President/Head of Global Sales and Marketing, Old Mutual (US) Holdings Inc., October 2008 — present; Senior Vice President, Old Mutual (US) Holdings Inc., October 2006 — October 2008; Vice President, Old Mutual (US) Holdings, Inc., December 2003 — October 2006.	6	Trustee, TS&W/Claymore Tax-Advantage Balanced Fund, November 2004 — present; Trustee, Old Mutual/Claymore Long-Short Fund, April 2005 — present; Director, Old Mutual Global Funds plc, May 2008 — present; Trustee, Old Mutual Investment Partners, August 2009 — present; Manager, Director, Old Mutual Asset Management International, Ltd., November 2009 — present.

NAME, AGE, AND POSITION WITH THE	TERM OF OFFICE*AND LENGTH
FUND	OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers

Ross Weissman Year of Birth: 1970 Treasurer and Chief Financial Officer	Indefinite/Since October 2006	Chief Financial Officer, Larch Lane Advisors LLC, 2005 — present; Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999 - 2005.

Stephen A. McShea Year of Birth: 1971 Chief Compliance Officer	Indefinite/Since September 2009	Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC, June 2009 — present; Associate, Dechert LLP, May 2004 - February 2009.
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

*	Officer of the Fund until such time as his or her successor is duly elected and qualified.

**	Mr. Appelstein is a Manager who may be deemed an “interested person” of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Aggregate fees for services rendered by Rothstein, Kass & Company, P.C. (“Rothstein”) to Old Mutual Absolute Return Institutional Fund (the “Fund”) for the fiscal years ended March 31, 2010 and March 31, 2011, are as follows:

		2010
		All fees and	All fees and	All other fees and
		services to the	services to service	services to service
		Fund that were	affiliates that	affiliates that did
		pre-approved	were pre-approved	not require pre-approval
(a)	Audit Fees(1)	$10,000	N/A	N/A
(b)	Audit-Related Fees(2)	$0	N/A	N/A
(c)	Tax Fees(3)	$10,000	N/A	N/A
(d)	All Other Fees(4)	$0	N/A	N/A

		2011
		All fees and	All fees and	All other fees and
		services to the	services to service	services to service
		Fund that were	affiliates that	affiliates that did
		pre-approved	were pre-approved	not require pre-approval
(a)	Audit Fees(1)	$10,000	N/A	N/A
(b)	Audit-Related Fees(2)	$0	N/A	N/A
(c)	Tax Fees(3)	$10,000	N/A	N/A
(d)	All Other Fees(4)	$0	N/A	N/A

Notes:
(1)	Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees would encompass all additional audit or accounting research services not directly related to the audit of the registrant’s financial statements.

(3)	Tax Fees include amounts related to the preparation of corporate income tax returns and interim services related to compliance with the regulated investment company qualifications.

(4)	All Other Fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Rothstein applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2010	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Rothstein for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2010 and March 31, 2011, were $90,000 and $150,000, respectively.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the “Adviser”) in its entirety:
The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.
The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (See Section IV, “Procedures for Proxies”.)
The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.
I. General Policy
The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:
•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity; and

•	customary industry and business practices.
II. Specific Policies
A. Routine Matters
Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.
For routine matters, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management"), as applicable, unless, in the Firm’s opinion, such recommendation is not in the best interests of the investing Funds or accounts.
1. General Matters
The Firm will generally vote for proposals:
          • to set time and location of annual meeting;
          • to change the fiscal year of the company; and
          • to change the name of a company.
2. Board Members
a. Election or Re-Election. The Firm will generally vote for Management proposals to elect or re-elect Board members.
b. Fees to Board Members. The Firm will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. Capital Structure
The Firm will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.
4. Appointment of Auditors
The Firm will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:
          • the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or
          • the auditors are being changed without explanation.
B. Non-Routine Matters
Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.
1. Board Members
a. Term Limits. The Firm will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.
b. Replacement. The Firm will generally vote against proposals that make it more difficult to replace Board members, including proposals:
          • to stagger the Board;
          • to overweight Management representation on the Board;
          • to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));
          • to introduce unequal voting rights;
          • to create supermajority voting; or
          • to establish pre-emptive rights.
c. Liability and Indemnification. In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.
d. Ownership Issues. The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. Compensation, Fees and Expenses
In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.
In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.
3. Voting Rights
The Firm will generally vote against proposals:
          • to introduce unequal voting or dividend rights among the classes;
          • to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;
          • to require supermajority (⅔) approval for votes rather than a simple majority (1/2);
          • to restrict the Owners’ right to act by written consent; or
          • to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.
The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.
4. Takeover Defenses and Related Actions
The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:
          • large increases in the amount of stock authorized but not issued;
          • blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);
          • compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;
          • fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and
          • greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.
The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:
          • require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and
          • to opt out of state anti-takeover laws deemed by the Firm to be detrimental.
The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. Reincorporation
The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).
6. Debt Issuance and Pledging of Assets for Debt
The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:
          • the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and
          • the potential increase in the company’s capital, if any, over the current outstanding capital.
7. Mergers or Acquisitions
The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.
8. Termination or Liquidation of the Company
The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:
          • terms of liquidation;
          • past performance of the company; and
          • strategies employed to save the company.
9. Social & Environmental Issues and Corporate Responsibility
The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.
The Firm will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:
          • to bar or restrict charitable contributions; or
          • to limit corporate political activities.
10. All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C. Abstaining from Voting or Affirmatively Not Voting
The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.
III. Conflicts of Interest
At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:
A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;
B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;
C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and
D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s Compliance Officer and third party Legal Advisors.
IV. Procedures for Proxies
The Investment Committee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the Chief Legal Officer in accordance with the Policies.
Any proxies that are not clearly “routine” will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm’s paralegal will update the investing Funds’ or accounts’ proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.
In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party’s or committee’s decision.

V. Record of Proxy Voting
The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.
The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.
The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.
The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) Portfolio Managers
     The day-to-day management of the Fund’s and the Master Fund’s portfolio will be the responsibility of the Adviser’s Investment Committee, which is led by Mark Jurish, the Adviser’s Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.
Mark Jurish, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager’s investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.
Mr. Jurish is a member of the Investment Committee.
Kenneth W. Stemme, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.
Mr. Stemme is a member of the Investment Committee.
Kevin Mirabile, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm’s Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm’s business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable’s Founders Council and is a part-time Adjunct Professor of Finance at Fordham University’s Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.
Mr. Mirabile is a member of the Investment Committee.
(a)(2) Other Funds and Accounts Managed
     The following table sets forth information about funds and accounts, other than the Fund and the Absolute Return Master Fund, L.L.C., for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2011.

	Registered Investment		Pooled Investment		Other Accounts Managed by
	Companies Managed by the		Vehicles Managed by the		the
	Portfolio Manager		Portfolio Manager		Portfolio Manager
Name of
Portfolio		Total		Total
Manager	Number	Assets	Number	Assets	Number	Total Assets
Mark Jurish	4	$36 million	19	$996 million	1	$52 million
Kenneth Stemme	4	$36 million	19	$996 million	1	$52 million
Kevin Mirabile	4	$36 million	19	$996 million	1	$52 million

	Registered Investment		Pooled Investment Vehicles		Other Accounts
	Companies Managed by		Managed by the		Managed by the
	the Portfolio Manager		Portfolio Manager		Portfolio Manager
	Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Name of Portfolio	Performance-Based	Performance-Based	Performance-Based	Performance-Based	Performance-Based	Performance-Based
Manager	Fees	Fees	Fees	Fees	Fees	Fees
Mark Jurish	0	$0	5	$544 million	0	$0
Kenneth Stemme	0	$0	5	$544 million	0	$0
Kevin Mirabile	0	$0	5	$544 million	0	$0

Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.
Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.
(a)(3) Compensation
Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.
(a)(4) Fund Ownership
The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

Portfolio Manager	Dollar Range
Mark Jurish	None
Kenneth Stemme	None
Kevin Mirabile	None
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities

Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Mutual Absolute Return Institutional Fund, L.L.C.

By (Signature and Title)*	/s/ Matthew J. Appelstein

Matthew J. Appelstein
President & Chief Executive Officer
Date: June 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew J. Appelstein

Matthew J. Appelstein
President & Chief Executive Officer

Date: June 9, 2011

By (Signature and Title)*	/s/ Ross Weissman

Ross Weissman
Treasurer & Chief Financial Officer
Date: June 9, 2011

*	Print the name and title of each signing officer under his or her signature.